EXHIBIT 10.13

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                          TERRA SILEX HOLDINGS LTD. CO.

                                       AND

                          DALECO RESOURCES CORPORATION


                            DATED: SEPTEMBER 20, 2001

                            STOCK PURCHASE AGREEMENT

               This Stock Purchase Agreement dated September 20, 2001 by and among Terra Silex Holdings Ltd. Co., a Pennsylvania limited liability company whose principal address is 930 Greenville Road, Denver, PA 17517 ("Terra Silex") and Daleco Resources Corporation, a Delaware corporation whose principal address is 120 North Church Street, West Chester, Pennsylvania 19380 ("DRC").

                                   BACKGROUND

               WHEREAS, DRC is a publicly owned holding company subject to the reporting requirement of the Securities and Exchange Act of 1934, as amended ("'34 Act"); and

               WHEREAS, DRC's subsidiaries own oil and gas reserves, timber concessions mineral leases, and a patent for the remediation of contaminated water and soils; and

               WHEREAS, as of the date hereof, DRC has 4,452,574 shares of common stock, par value $.01 issued and outstanding ("Common Stock") and 2,017,800 shares of preferred stock, par value $.01 issued and outstanding ("Preferred Stock"); and

               WHEREAS, DRC's articles authorize 20,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock; and

               WHEREAS, Terra Silex desires to acquire and DRC desires to sell up to 1,800,000 shares of Common Stock at a price of $1.25 per share in three traunches ("Terra Silex Stock"); and

               WHEREAS, In connection with the acquisition of the Terra Silex Stock, Terra Silex desires to acquire and DRC desires to grant to Terra Silex the right to purchase additional shares of Common Stock if and when DRC sells to a third party, in one or more transactions, Common Stock (or Common Stock equivalents) which constitute greater than 5% of the issued and outstanding Common Stock immediately after such transaction ("Dilution Protection Rights"); and

               WHEREAS, Terra Silex desires to acquire and DRC desires to grant Terra Silex 500,000 shares of Common Stock at an exercise price of $1.25 per share in consideration of its purchasing the Terra Silex Stock for a value above the current market price ("Price Warrants"); and

               WHEREAS, Terra Silex has acquired that certain Agreed Judgment granted by DRC and its subsidiary Westlands Resources Corporation in favor of UTI Drilling LLP (formerly known as Southland Drilling Company, a division of Triad Drilling Company) dated November 27, 2001 in that case captioned SOUTHLAND CORPORATION V. DALECO RESOURCES CORPORATION, ET. AL., Case No: 98-34542, In the District Court of Harris County, Texas, 270th Judicial District ("Southland Judgment"); and

               WHEREAS, Terra Silex is willing to satisfy the Southland Judgment in exchange for Common Stock; and

               WHEREAS, DRC and Terra Silex are agreeable to the foregoing.

               NOW THEREFORE, in consideration of the mutual agreement and covenants set forth herein and intending to be legally bound hereby, the parties hereto agree as follows: ARTICLE I.

                           INCORPORATION BY REFERENCE

               The parties incorporate the Background provisions hereof as though same were set forth at length herein. Any conflict between the Background provisions and the body of this Agreement shall be resolved in favor the language in the body of this Agreement. ARTICLE II.

                     FIRST TRAUNCHE STOCK SALE AND PURCHASE

               2.1. PURCHASE AND SALE OF STOCK. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties set forth below in Article V hereof, Terra Silex, simultaneously with the execution and delivery of this Agreement and on the date hereof (the "First Traunche Closing Date"), shall purchase and accept delivery from DRC, and DRC shall issue, sell, assign, transfer and deliver to Terra Silex, certificates representing 400,000 shares of its authorized but unissued Common Stock for the following consideration:

                     (a) 280,000 shares in exchange for full and complete satisfaction of the Southland Judgment; and

                     (b) 120,000 shares at a price of $1.25 per share, or One Hundred Fifty Thousand Dollars ($150,000), in immediately available funds ("First Traunche Funds").

               2.2. USE OF PROCEEDS. DRC agrees to use the First Traunche Funds net of the expense reimbursement to be made to Terra Silex under paragraph 2.3 below, for general corporate purposes which shall include the satisfaction, either in whole or in part, of DRC's franchise tax liability to the State of Delaware.

               2.3. REIMBURSEMENT OF EXPENSES. DRC shall reimburse Terra Silex for its out-of-pocket expense incurred in connection with its due diligence and negotiation of this Agreement up to a maximum of $40,000 simultaneously with the closing on the First Traunche Funds. ARTICLE III.

                     SECOND TRAUNCHE STOCK SALE AND PURCHASE

               3.1. PURCHASE AND SALE OF STOCK. Subject to the terms and conditions set forth in this Agreement, within 45 days after the execution of this Agreement ("Second Traunche Closing Date"), Terra Silex agrees to purchase and accept delivery from DRC, and DRC agrees to issue, sell, assign, transfer and deliver to Terra Silex, certificates representing 400,000 shares of Common Stock (the "Second Traunche Closing") for a purchase price of $1.25 per share, or Five Hundred Thousand Dollars ($500,000) in immediately available funds ("Second Traunche Funds"). The Second Traunche Closing Date may automatically be extended by Terra Silex for an additional fifteen (15) days ("Second Traunche Extended Closing Date"). Thereafter, Terra Silex may request, in writing, that

DRC extend the Second Traunche Extended Closing Date for up to an additional thirty (30) days for Good Reason (as that term is defined below). Any request for an extension of the Second Traunche Extended Closing Date must specifically set forth the reason or reasons for the requested extension. DRC agrees that it will not unreasonably deny Terra Silex's request for an extension of the Second Traunche Extended Closing Date should Good Reason exist. For the purposes of this Agreement, "Good Reason" shall be defined to mean Terra Silex's inability to conduct or complete it due diligence due to factors outside of Terra Silex's control to include, but not limited to, the failure of DRC to provide Terra
Silex with access to places under DRC's control or with material in the possession or under DRC's control on a timely basis after reasonable and timely request therefore.

               3.2. USE OF PROCEEDS. DRC agrees to use the Second Traunche Funds, less that amount payable to Terra Silex under paragraph 3.3(e) below, for general corporate purposes.

               3.3. CONDITIONS TO SECOND TRAUNCHE CLOSING.

                     (a) The results of the due diligence review contemplated by Paragraph 3.4 hereof shall be satisfactory, in all material respects, to Terra Silex, in its sole and absolute discretion;

                     (b) The representations and warranties of DRC, set forth in
Article V hereof, shall be true and correct as if made on the Second Traunche Closing Date;

                     (c) There shall have occurred no material adverse change in the business, operations, assets, liabilities, or revenues of DRC, including but not limited to, any material adverse change in the status of outstanding litigation or the quality or intrinsic value of DRC's assets from the date hereof until the Second Traunche Closing Date;

                     (d) DRC shall have complied, in all material respects, with its covenants and agreements set forth in Paragraph 3.4 below;


                     (e) At the Second Traunche Closing, DRC shall reimburse Terra Silex for its additional expenses (including legal, due diligence, accounting and other) incurred by it in connection with its due diligence and negotiation of this transaction up to a maximum of an additional $110,000; and

                     (f) The Second Traunche Closing shall not be the subject of any pending any action in either law or equity commenced by a third person to hinder, delay or defeat the purpose or intent of this Agreement.

               3.4. COVENANTS PENDING SECOND TRAUNCHE CLOSING.

                     (a) Between the First Traunche Closing and the Second Traunche Closing, DRC shall provide Terra Silex with access, during normal business hours and in a manner which shall not unreasonably disrupt the conduct of DRC's business in the ordinary course, to its real property, leases and other assets, business operations, employees, providers of goods and services (including its legal, accounting, and consulting professionals) and customers so as to permit Terra Silex to conduct a due diligence review of DRC and its operations. Such access shall include, but shall not be limited to, meetings with key personnel, a review of accounting workpapers, financial projections, data regarding the legality of DRC's patents and to insure that DRC's patents and technology do not infringe upon the intellectual property of third parties, a viable market exists for DRC's minerals, technology and patents; and, such other information as Terra Silex may reasonably request; provided, however, that any and all such due diligence shall be conducted at no unreasonable cost, risk or expense to DRC except as specifically set forth herein;

                     (b) From the date hereof through the Second Traunche Closing, DRC will continue to operate its business in the ordinary course, consistent with past practice; and

                     (c) DRC shall have taken such action as shall be necessary to cause to be appointed to the board of Directors of DRC a nominee of Terra Silex, to serve until his successor is elected and qualified. ARTICLE IV.

                     THIRD TRAUNCHE STOCK SALE AND PURCHASE

               4.1. PURCHASE AND SALE OF STOCK. Subject to the terms and conditions set forth in this Agreement, within 60 days after the date on which the Second Traunche Closing Date occurs ("Third Traunche Closing Date"), Terra Silex agrees to purchase and accept delivery from DRC, and DRC agrees to issue, sell, assign, transfer and deliver to Terra Silex, certificates representing 1,000,000 shares of DRC's authorized but unissued Common Stock (the "Third Traunche Closing") for a purchase price of $1.25 per share, or $1,250,000 in immediately available funds ("Third Traunche Funding"). Terra Silex may request that the Third Traunche Closing Date be extended for up to an additional thirty
(30) days Good Reason. Any request for an extension of the Third Traunche Closing Date shall be in writing and shall set forth with specificity the Good Reason upon which the requested extension is sought. DRC agrees that it will not unreasonably deny Terra Silex's request for an extension of the Third Traunche Closing Date should Good Reason exist.

               4.2. USE OF PROCEEDS. DRC will use the Third Traunche Funding, net of the reimbursement of expenses required in Paragraph 4.3 below, to fund its ongoing operations in the ordinary course.

               4.3. CONDITIONS TO THIRD TRAUNCHE CLOSING.

                     (a) The results of the update of Terra Silex's due diligence review of DRC shall be satisfactory in all material respects to Terra Silex, in its sole and absolute discretion;

                     (b) The representations and warranties of DRC, set forth in
Article V hereof, shall be true and correct as if made on the Third Traunche Closing Date;

                     (c) There shall have occurred no material adverse change in the business, operations, assets, liabilities, revenues of DRC, including but not limited to, any material adverse change in the status of outstanding litigation or the quality or intrinsic value of DRC's assets from the date hereof until the Third Traunche Closing Date;

                     (d) DRC shall have complied, in all material respects, with its covenants and agreements set forth in Paragraph 4.4 below; and

                     (e) At Third Traunche Closing, DRC shall reimburse Terra Silex for its additional expenses, if any, (including legal, due diligence, accounting and other) incurred by it in connection with its continuing due diligence and negotiation of this transaction, up to a maximum of an additional $100,000.

                     (f) The Third Traunche Closing shall not be the subject of any pending any action in either law or equity commenced by a third party to hinder, delay or defeat the purpose or intent of this Agreement.

(g) Simultaneous with the consummation of the Third Traunche Closing, DRC shall take such action as shall be necessary to cause to be appointed to the Board of Directors of DRC a second nominee of Terra Silex, to serve until his successor is elected and qualified.

               4.4. COVENANTS PENDING THIRD TRAUNCHE CLOSING.

                     (a) Between the Second Traunche Closing and the Third Traunche Closing, DRC shall provide Terra Silex with access, during normal business hours and in a manner which shall not unreasonably disrupt the conduct of DRC's business in the ordinary course, to its real property, leases and other assets, business operations, employees, providers of goods and services (including its legal, accounting, and consulting professionals) and customers in order to permit Terra Silex to continue to conduct its ongoing due diligence review of DRC and its operations. Such access shall include, but shall not be limited to, meetings with key personnel, a review of accounting workpapers, financial projections, data regarding the legality of DRC's patents and to insure that DRC's patents and technology do not infringe upon the intellectual property of third parties, and a viable market exists for DRC's minerals, technology and patents; and, such other information as Terra Silex may reasonably request; provided, however, that any and all such due diligence shall be conducted at no unreasonable cost, risk or expense to DRC except as specifically set forth herein;

                     (b) From the date hereof through the Third Traunche Closing, DRC will continue to operate its business in the ordinary course consistent with past practice; and

                     (c) From the date hereof through the Third Traunche Closing, DRC agrees that it will not without the approval of its Board of
Directors: (i) incur, or agree to incur, except in the ordinary course of business, any additional debt, other than trade debt, to include, by way of example and not limitation, equipment leases, project financing and purchase order factoring, (ii) declare or make any dividends or other distributions with respect to its capital stock; or (iii) issue any debt securities.

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES

               5.1. REPRESENTATIONS AND WARRANTIES OF TERRA SILEX.

(a) The execution, delivery and performance of this Agreement has been duly authorized by Terra Silex in accordance with its management agreement. Terra Silex is a validly existing limited liability company under Pennsylvania law and has full power to execute, deliver and perform under this Agreement. This Agreement constitutes a valid and binding obligation of Terra Silex, enforceable against it in accordance with its terms, except as such enforcement may be subject to bankruptcy and similar laws affecting creditors rights or general principle of equity. The execution, delivery and performance of this Agreement does not require any notice to or consent or approval by any third person.

                     (b) Terra Silex is acquiring the First Traunche Common Stock and shall acquire the Second and Third Traunche Common Stock for its own account, for investment and not with a present intent to resell or distribute such Common Stock.

                     (c) Terra Silex and its members posses such knowledge and experience in financial affairs and in business matters that Terra Silex and such members are capable of evaluating the merits and risks of any investment in DRC and are able to bear the economic risk of loss of such investment.

                     (d) Terra Silex has accessed the information filed by DRC under the Securities and Exchange Act of 1934, as amended ("'34 Act") and other information which it has requested from DRC from time to time. Terra Silex has been able to access officers of DRC and third parties and ask questions about such information and DRC.

                     (e) Terra Silex acknowledges that as a result of the exercise of its rights hereunder it may become subject to the reporting requirements of the '34 Act.

                     (f) Terra Silex has available to it from its members all funds necessary to fund the First Traunche Funding, Second Traunche Funding and Third Traunche Funding. Terra Silex does not have to or intend to incur debt to fund its obligations hereunder.

                     (g) Terra Silex owns the Southland Judgment and has the unfettered right to exchange the Southland Judgment for Common Stock consistent with paragraph 2.1 above.

               5.2. REPRESENTATIONS AND WARRANTIES OF DRC.

                     (a) DRC's Board of Directors has duly authorized consistent with the provisions of Section 203(a)(i) of the General Corporation Law of the State of Delaware and DRC's Bylaws, the execution, delivery and performance of this Agreement and the issuance, sale and delivery of the Common Stock, due upon exercise of the First Traunche, Second Traunche and Third Traunche Closings, the Dilution Protection Rights and the Price Warrants. This Agreement constitutes a valid and binding obligation of DRC, enforceable against it in accordance with its terms, except as such enforcement may be subject to bankruptcy and similar laws affecting creditors rights or general principles of equity. The execution, delivery and performance of this Agreement does not require any notice to or any consent or approval by and third person.

(b) For a period of five years from and after the date hereof, upon the written request of Terra Silex advising the Board of Directors of DRC of the terms and conditions upon which Terra Silex intends to acquire additional shares which may or could cause Terra Silex to be deemed an "interested stockholder" (as such term is defined in Section 203 (c)(5) of the General Corporation Law of the State of Delaware), DRC agrees to take such action as maybe be possible to approve such transaction under Section 203(a)(i) of the General Corporation Law of the State of Delaware; provided , however, that nothing herein shall require DRC to seek shareholder approval of the transaction under Section 203(b) of the General Corporation Law of the State of Delaware

(c) As of the date of this
Agreement, DRC has (i) 20,000,000 shares of authorized Common Stock, of which 4,452,574 shares are issued and outstanding, (ii) 10,000,000 shares of preferred stock authorized, of which 2,017,800 share are issued and outstanding, (2,001,800 of which are convertible into Common Stock at a price equal to 85% of the five day average closing price for DRC's Common Stock immediately preceding the conversion date, but in no event will the conversion price be less than $1.25, or a maximum number of shares of Common Stock or 16,014,400 and 16,000 par value $50.00 per share convertible into shares of Common Stock on a dollar for dollar basis at the time of conversion), and (iii) options and warrants to acquire 4,181,349 shares of Common Stock. There are no shares of treasury stock and other capital stock equivalents authorized, issued or outstanding. All of the outstanding shares of capital stock of DRC are validly issued, fully paid and non-assessable and do not have the benefit of preemptive rights. Upon issuance, the First Traunche Common Stock, the Second Traunche Common Stock and the Third Traunche Common Stock will be validly issued, fully paid and non-assessable free and clear of all liens, claims, charges, options, preemptive rights, proxies and voting agreements;

                     (d) The financial statements filed by DRC with the Securities and Exchange Commission ("SEC") were prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present the financial condition and results of operations of DRC, as at the dates and for the periods indicated. Other information filed with the SEC substantially complies as to form and content with SEC rules and regulations and does not contain a material misstatement of a material fact or omit to state a fact necessary to make the statements made not misleading under the circumstances. Except as set forth on Schedule 5.2(d), DRC possesses no liabilities, absolute, contingent or otherwise, other than those liabilities disclosed in the financial statements or the notes thereof. There have been no material adverse change in the financial condition, results of operations or prospects of DRC since the date of such filings not disclosed in a current report on Form 10-KSB or 10-QSB ("SEC Reports"), and there is no fact not disclosed to Terra Silex, known by DRC, which is likely to cause an adverse change;

                     (e) DRC has good title to and the unrestricted right to use its patents and other intellectual property used by it in its business. DRC knows of no claims of conflict or infringement or any other reason why the use of such patents or intellectual property in DRC's business is not technically or financially feasible;

                     (f) Except as set forth in its SEC Reports and Schedule 5.2(f), DRC is in substantial compliance with laws, regulations and rules applicable to it and has all licenses necessary to own and operate its business. DRC has duly filed its federal, state and local tax returns and is not in arrears in the payment of its taxes. DRC is presently in dispute with the State of Delaware over the amount of Franchise Taxes due and owing for fiscal years 1999 and 2000.

                     (g) Neither DRC nor anyone authorized to act on its behalf has, either directly or indirectly, taken or allowed to be taken any other action on behalf of DRC which would subject the Common Stock issued pursuant to this Agreement, to include the exercise of the Dilution Protection Right and/or Price Warrant, to the registration and prospectus requirements of the Securities Act of 1933, as amended (the "'33 Act").

                                  ARTICLE VI.
                         SECURITIES AND BOARD MEMBERSHIP

               6.1.  RESALE OF SECURITIES.

                     (a) Terra Silex agrees and acknowledges that upon the acquisition of some or all of the Common Stock of DRC to which it is or may be entitled by reason of this Agreement, that it will become subject to certain rules and regulations of the '34 Act, to include by way and not limitation Rule 13a and Rule 16a and 16b. Terra Silex agrees to fully comply with the Rules and Regulations promulgated under the '34 Act in connection with the sale or resale of any the Common Stock or other securities to which it is entitled by execution of this Agreement.

                     (b) Terra Silex agrees that it will not sell or otherwise transfer the Common Stock, the Price Warrant or the Common Stock issuable upon the exercise of the Price Warrant ("Securities") except pursuant to an effective registration under the '33 Act or in a transaction which, in the opinion of counsel (reasonably satisfactory to DRC), qualifies as an exempt transaction under the '33 Act and the rules and regulations promulgated thereunder.

                     (c) The Common Stock shall bear substantially the following legend reflecting the foregoing restrictions on the transfer of such securities:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES AND
        EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("`33 ACT"), OR ANY OTHER SECURITIES AUTHORITY. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE `33 ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT."

               6.2. BOARD NOMINEES. For so long as Terra Silex owns 400,000 or more shares (adjusted appropriately to reflect stock splits, stock dividends and reclassifications) of the outstanding shares of DRC common stock, DRC's Board of Directors shall nominate, as a director, and shall use its best efforts to elect (including recommending the election of such nominees to DRC's stockholders) and to cause to remain as a director on the Board, one (1) nominee designated by Terra Silex. On and after the funding of the Third Traunche Funds, the one nominee referred to in the preceding sentence shall be increased to two nominees and the level of required ownership of Common Stock by Terra Silex shall increase from 400,000 shares to 5% of the issued and outstanding shares of Common Stock.

               6.3. DILUTION PROTECTION RIGHTS. At any time within the period commencing after Terra Silex fully pays the First Traunche Funds and prior to the fifth anniversary of this Agreement, should DRC sell, in one or more transactions, 500,000 shares or more of Common Stock (or Common Stock equivalents) ("Block Sale"), then:

                     (a) DRC shall give notice of each such Block Sale and its terms to Terra Silex;

                     (b) Terra Silex shall have a period of thirty (30) days after receipt of DRC's notice of each Block Sale to elect to purchase for the same price at which the shares subject to the Block Sale were sold to a third party, a number of shares equal to the difference between "x" and the number of shares acquired by Terra Silex through the date of such election pursuant to this Agreement ("Acquisition Shares"). The value of "x" shall be determined as follows:

      ACQUISITION SHARES                 =                    X
-------------------------------------          ---------------------------------
  Total number of issued and                      Total number of issued and
   outstanding Common Stock                          outstanding shares
immediately prior to the Block Sale             immediately after the Block Sale

                     (c) The Common Stock issued under this paragraph 6.3 shall be, when purchased, fully paid and nonassessable and subject to the provisions of Paragraphs 6.1(b) and (c) above. No fractional shares of Common Stock shall be issued in connection with Terra Silex's exercise of its rights under this Paragraph 6.3.

               6.4. PRICE WARRANT. In consideration of Terra Silex's efforts in organizing and structuring the transactions contemplated herein and the execution of the Terra Silex Stock at a price above the then prevailing market price thereto, DRC hereby grants to Terra Silex a Warrant to purchase 500,000 newly issued shares of Common Stock at an exercise price of $1.25 per share ("Price Warrant") a copy of which is attached hereto as Exhibit "A". The Price Warrant may be exercised in whole or in part as set forth in paragraph 6.4(a) below. The securities subject to the Price Warrant and the exercise price shall be appropriately adjusted in the event of any stock split, stock divided, recapitalization or other major change in the Common Stock after the date hereof pursuant to that formula set forth in paragraph 6.3.

                     (a) PRICE WARRANT EXERCISE. Terra Silex may exercise the Price Warrant as follows:

                         (i)  After  the  First  Traunche   Closing  and  before
December 31, 2006, Terra Silex may exercise the Price Warrant for up to 125,000 shares of Common Stock (in multiples of not less than 50,000 shares).

                         (ii)  After the  Second  Traunche  Closing  and  before
December 31, 2006, Terra Silex may exercise the Price Warrant up to a maximum of 250,000 shares in the aggregate (in multiples of not less than 50,000 shares).

                         (iii)  After  the Third  Traunche  Closing  and  before
December 31, 2006, Terra Silex may exercise the Price Warrant up to a maximum of 500,000 shares in the aggregate (in multiples of not less than 50,000 shares).

                     (b) Should Terra Silex not have fully exercised the Price Warrant by December 31, 2006 ("Expiration Date"), and should the five day closing average for the Common Stock for the five business days immediately preceding the Expiration Date ("Closing Price") be less than $1.25, then the Expiration Date of the Price Warrant shall be extended by a period equal to:

        5 years (The term of the Price Warrant)  x      $1.25
                                                        ----------------------
                                                        Closing Price

               6.5. REGISTRATION RIGHTS REGISTRATION RIGHTS. Terra Silex shall have registration rights for the Common Stock acquired by Terra Silex under Articles II, III , and IV and paragraph 6.3 and that Common Stock resulting from the exercise of all or a portion of the Price Warrant under paragraph 6.4 above as set forth in the Registration Rights Agreement attached hereto as Appendix "B".

               6.6. FRACTIONAL SHARES. Upon the exercise of the Price Warrant or the Dilution Protection Rights, no fractional shares will be issued. Any fractional shares will be rounded down to the next whole share.

                                  ARTICLE VII.
                                  MISCELLANEOUS

               7.1. TERMINATION. Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated at anytime prior to Closing:

                     (a) By mutual agreement of the parties hereto.

                     (b) By either party if the First Traunche Closing shall not have been consummated on or before September 21, 2001, unless the failure to consummate the Closing is the result of a willful and/or material breach of this Agreement by the party seeking to terminate this Agreement.

               7.2. ENTIRE AGREEMENT. This Agreement represents the final agreement between Terra Silex and DRC with respect to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of Terra Silex and DRC. There are no unwritten oral agreements between Terra Silex and DRC.

               7.3. GOVERNING LAW. This Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

               7.4. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

               7.5. NOTICE. All notices or other communications hereunder shall be in writing, shall be effective upon receipt and shall be made by hand delivery, certified mail return receipt requested, or by overnight courier, postage prepaid addressed as follows:

           To DRC:               Daleco Resources Corporation
                                 10350 Santa Monica Boulevard, Suite 290
                                 Los Angeles, CA 90025
                                      Attention:    Dov   Amir,   Chairman
                                      of the  Board  and  Chief  Executive
                                      Officer
                                 With a copy to:
                                 Ehmann, Van Denbergh & Trainor, P.C.
                                 Two Penn Center, Suite 725
                                 Philadelphia, PA 19102
                                 Attention:  C. Warren Trainor

           To Terra Silex:       Terra Silex Holdings Ltd. Co.
                                 930 Greenville Road
                                 Denver, PA 17517
                                 Attention: Alfonso Knoll, Manager

                                 With a copy to:  Stevens & Lee, P.C.
                                                  111 North Sixth Street
                                                  Reading, PA 19603
                                               Attention:  Mark B. Russell

Either party may change its address for Notice by giving the other party not less than ten (10) days notice of its new address in accordance with this Paragraph 7.5.

               7.6. INVALIDITY OF CERTAIN PROVISIONS. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any terms or provisions hereof.

               7.7. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts and be different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

               7.8. NEITHER PARTY DRAFTER. The parties hereto agree that this Agreement is the product of negotiation, that each has been represented by counsel during its negotiation and that neither party shall be deemed the drafter hereof.

               7.9. COSTS. Except as specifically provided elsewhere herein, each party agrees its legal accounting and other fees incurred in the negotiation of the transaction contemplated hereby, the conduct of its due diligence and the preparation of the documents, exhibits and schedules addressed and referenced herein.

7.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

               7.11. CONFIDENTIALITY. Terra Silex shall use its reasonable best efforts to hold in confidence and treat as confidential, all information acquired from DRC in the course of the due diligence review contemplated by
Section 2.4, 3.4, and 4.4 above and also cause its representatives to do so. Terra Silex shall not, without the consent of DRC, disclose any such information to any third party except to its representatives and except as required by law or in connection with litigation. If the Second Traunche Closing is not completed, Terra Silex shall promptly return all documents and other written information obtained from DRC in the course of such due diligence review and will not retain copies thereof or use such information for any purpose except in connection with litigation. The restrictions in this paragraph shall not apply to information available from public records of which is otherwise in the public domain, or to information which is independently developed or acquired by Terra Silex or its representatives.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth above.


                             TERRA SILEX HOLDINGS LTD. CO.


                             By:  /s/
                                     ------------------------------------------
                                     Alfonso Knoll, Manager



                             DALECO RESOURCES CORP.


                             By:  /s/
                                 ----------------------------------------------
                                 Gary J. Novinskie, President

                                 Schedule 5.2(d)
                                      NONE

                                 Schedule 5.2(f)

10-QSB for the period ending December 31, 2000.

10-QSB for the period ending March 31, 2001

10-QSB for the period ending June 30, 2001.